Vintage Technology Fund
Supplement Dated December 12, 2001
To the Prospectuses for
VINTAGE MUTUAL FUNDS, INC.
Dated JULY 27, 2001

On November 28, 2001, the Board of Directors of the Fund approved a plan to terminate and liquidate the Technology Fund, subject to shareholder approval at a meeting to be held on January 17, 2002. If approved by shareholders, the Fund's assets will be liquidated and the proceeds distributed, net of expenses, to shareholders by the end of January, 2002. As a result the Fund is closed to new investors.